UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 14, 2005

                                 CIT GROUP INC.
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             (Exact name of registrant as specified in its charter)

    Delaware                         1-1861                      65-1051192
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(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

                           1211 Avenue of the Americas
                            New York, New York 10036
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              (Address of registrant's principal executive office)

        Registrant's telephone number, including area code (212) 536-1211

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 8 - Other Events

Item 8.01. Other Events.

This Current Report on Form 8-K includes as an exhibit a press release, dated September 14, 2005, reporting the current financing relationship of CIT Group Inc. and its subsidiaries with Delta Air Lines, Inc. CIT's financing relationship with Delta Air Lines, Inc. includes financing and leasing transactions outstanding at the time Delta Air Lines, Inc. filed for protection from creditors under Chapter 11 of the United States Bankruptcy Code. The press release is attached as Exhibit 99.1 and is incorporated by reference herein.

This Current Report on Form 8-K includes as an exhibit a press release, dated September 14, 2005, reporting the current financing relationship of CIT Group Inc. and its subsidiaries with Northwest Airlines, Inc. CIT's financing relationship with Northwest Airlines, Inc. includes financing and leasing transactions outstanding at the time Northwest Airlines, Inc. filed for protection from creditors under Chapter 11 of the United States Bankruptcy Code. The press release is attached as Exhibit 99.2 and is incorporated by reference herein.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

Exhibits

Exhibit 99.1. Press release on Delta Air Lines, Inc. issued by CIT Group Inc. on
              September 14, 2005.

Exhibit 99.2. Press release on Northwest Airlines, Inc. issued by CIT Group Inc.
              on September 14, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  CIT GROUP INC.
                                                   (Registrant)

                                                  By:  /s/ William J. Taylor
                                                      --------------------------
                                                      William J. Taylor
                                                      Executive Vice President &
                                                      Controller
Dated: September 15, 2005